Exhibit 10.21

EXECUTION COPY

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of October 9, 2012 (the “Effective Date”) by and among ARKANSAS BEST CORPORATION (the “Borrower”), the Lenders listed on the signature pages hereto and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of June 15, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto, and the Administrative Agent.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows.

ARTICLE I - AMENDMENT

Effective as of the Effective Date but subject to the satisfaction of the condition precedent set forth in Article III below, the Credit Agreement is hereby amended as follows:

1.1                            Section 6.22 of the Credit Agreement is hereby amended in its entirety as follows:

6.22.                Restricted Payments.  The Borrowers will not, nor will they permit any Subsidiary to, make any Restricted Payment, except that (i) any Subsidiary of the Parent may declare and pay dividends or make distributions to a Borrower or to a Wholly-Owned Subsidiary, (ii) the Parent may declare and pay stock dividends to its equity holders, and (iii) the Parent may declare and pay cash dividends to its equity holders or make cash repurchases of its equity interests from its equity holders so long as no Default or Event of Default shall exist before or after giving effect to such dividends or equity repurchases, or be created as a result thereof.

ARTICLE II- REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants as follows:

2.1                            This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.

2.2                            As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

ARTICLE III- CONDITION PRECEDENT

This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to the Administrative Agent receipt of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders.

ARTICLE IV- GENERAL

4.1                            Expenses.  The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent, including, without limitation, reasonable fees, charges and disbursements of outside counsel to the Administrative Agent, in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.

4.2                            Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

4.3                            Severability.  Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

4.4                            Governing Law.  This Amendment shall be construed in accordance with the internal laws (without regard to the conflict of law provisions) of the State of New York, but giving effect to federal laws applicable to national banks.

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4.5                            Successors; Enforceability.  The terms and provisions of this Amendment shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the successors and assigns of the Administrative Agent and the Lenders.

4.6                            Reference to and Effect on the Credit Agreement.

a.                                     Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

b.                                    Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.

c.                                     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

4.7                            Headings.  Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.

(signature pages follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

ARKANSAS BEST CORPORATION

By:
Name:
Title:

Signature Page to

Amendment No. 1 to

Arkansas Best Corporation Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and as Administrative Agent

By:
Name:
Title:

Signature Page to

Amendment No. 1 to

Arkansas Best Corporation Credit Agreement

BRANCH BANK AND TRUST COMPANY, as a Lender

By:
Name:
Title:

Signature Page to

Amendment No. 1 to

Arkansas Best Corporation Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page to

Amendment No. 1 to

Arkansas Best Corporation Credit Agreement

REGIONS BANK, as a Lender

By:
Name:
Title:

Signature Page to

Amendment No. 1 to

Arkansas Best Corporation Credit Agreement

THE FIRST NATIONAL BANK OF FORT SMITH, as a Lender

By:
Name:
Title:

Signature Page to

Amendment No. 1 to

Arkansas Best Corporation Credit Agreement